STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT made as of October ___, 1997 by and between THERMOGENESIS CORP., a Delaware corporation ("Seller") and the undersigned investor ("Buyer").

     WHEREAS, Seller is offering (the "Offering") a minimum of $5,005,000 and up to a maximum of $10,010,000 of the Seller's common stock, par value $.001 (individually "Common Stock") at a purchase price equal to $3.50 (the "Purchase Price") per share, to Buyer and other investors in accordance with the terms and subject to the conditions of this Agreement;

     WHEREAS, subject to the terms and conditions set forth in this Agreement, Buyer desires to subscribe for and purchase, and Seller desires to issue and sell to Buyer a certain number of shares of Common Stock;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1  PURCHASE AND SALE OF SECURITIES.

     1.1 PURCHASE AND SALE OF SECURITIES. In reliance upon the representations and warranties made herein and subject to the terms and conditions hereof, Buyer intending to be legally bound hereby agrees to purchase from Seller and Seller agrees to issue and sell to Buyer on the Closing Date the number of shares of Common Stock set forth beneath Buyer's name on the signature page, at the Purchase Price per share of Common Stock.

     Seller proposes to enter into this same form of purchase agreement with certain other investors (the "Other Buyers") and expects to complete sales of the shares of Common Stock to them. The Buyer and the Other Buyers are hereinafter sometimes referred to as the "Buyers." and this Agreement and the agreements executed by the Other Buyers are hereinafter sometimes referred to as the "Agreements." The shares of Common Stock are hereinafter sometimes referred to as the "Securities."

     1.2 PURCHASE PRICE AND PAYMENT FOR THE SECURITIES. Simultaneously with the execution and delivery of this Agreement, the Buyer is delivering to Gruntal & Co., L.L.C., the placement agent for the sale of shares of Common Stock hereunder, an amount equal to the number of shares of Common Stock purchased hereunder times the Purchase Price (the "Aggregate Purchase Price"). Payment of the Aggregate Purchase Price to Gruntal & Co., L.L.C. hereunder is being made by delivery of a certified or bank cashier's check drawn payable to the order of the Company or by wire transfer of the Aggregate Purchase Price to Gruntal & Co., L.L.C. or by other means satisfactory to Gruntal & Co., L.L.C.. Prior to the Closing Date, all funds received from Buyer by Gruntal & Co., L.L.C. under Section 1.2 shall be held by Gruntal & Co., L.L.C. as agent for the Buyer. Buyer agrees that on the Closing Date, assuming the conditions specified in Section 7 are satisfied or waived, Gruntal & Co., L.L.C. shall be authorized to make payment to Seller of the Aggregate Purchase Price delivered to Gruntal & Co., L.L.C. hereunder. In the event the closing does not occur on or prior to the Closing Date, or in the event this subscription is rejected or this Offering is terminated, Gruntal & Co., L.L.C. shall return to Buyer all funds received from Buyer in respect of the Aggregate Purchase Price. Buyer understands and agrees that Seller, in its sole discretion, reserves the right to accept or reject any subscription for the purchase of shares of Common Stock, in whole or in part, and to withdraw its offer to sell the shares of Common Stock at any time prior to its acceptance of such subscription to purchase. A subscription shall be deemed accepted by the Seller when Seller executes and delivers to the undersigned a counterpart of this Agreement.

     1.3 TIME AND PLACE CLOSING. The Securities will be sold in one or more closings at such place, date and time as may be fixed by mutual agreement of Gruntal & Co., L.L.C., the placement agent for the shares of Common Stock, and Seller (each such date referred to herein as the "Closing Date"). The initial Closing Date shall be after the date on which Seller receives subscriptions in the minimum amount of $5,005,000 at the offices of Gruntal & Co., L.L.C., 717 Fifth Avenue, New York, New York 10022, or at such other place, date or time as may be fixed by mutual agreement by Buyer and Seller; provided, however, that the final Closing shall be no later than November 30, 1997.

     1.4 DELIVERY OF SHARES OF COMMON STOCK ON THE CLOSING DATE. On each Closing date, Seller shall deliver, (i) against payment therefor, certificates representing the shares of Common Stock purchased by Buyer, and (ii) all other documents required to be delivered on the Closing Date pursuant to the Agreements.


SECTION 2  REPRESENTATIONS AND WARRANTIES OF SELLER.

     Seller represents and warrants to Buyer as follows:

     2.1 CORPORATE ORGANIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where its failure so to qualify to be licensed would not have a material adverse effect on Seller.

     2.2 CAPITALIZATION. The authorized capital stock of Seller consists of 50,000,000 shares of Common Stock, and 2,000,000 shares of preferred stock, both par value $.001. The issued and outstanding shares of the Seller's capital stock is accurately reflected in its annual report on Form 10-K for the year ended June 30, 1997, as of that date. Except as described in Seller's annual report on Form 10-K for the year ended June 30, 1997, there are no outstanding contracts, agreements, calls, options, warrants, rights, subscriptions, obligations or other commitments of Seller, directly or indirectly, relating to or calling for the authorization, issuance, transfer, sale or other disposition of any share of the capital stock or other voting interests of Seller or securities convertible, exercisable or exchangeable into or for any of the foregoing. Seller does not own or control any stock, equity, voting ownership or other interest in any corporation, partnership, joint venture or other business association or entity.

     2.3 AUTHORIZATION: VALIDITY. Seller has full corporate power and authority to enter into the Agreements and to carry out its obligations thereunder. When issued in accordance with the Agreements, the shares of Common Stock will be validly issued, fully paid and nonassessable. The execution and delivery of the Agreements and the consummation of the transactions contemplated thereby have been duly authorized by the Board of Directors of Seller, which authorization remains in full force and effect and has not been modified or amended by any subsequent action of such Board of Directors, and no other corporate actions or proceedings on the part of Seller are necessary to authorize the Agreements or the transactions contemplated thereby. The Agreements constitute the valid and binding obligations of Seller enforceable in accordance with their terms.

     2.4 NO VIOLATION. Except for any required filings under applicable Federal and state securities laws, which Seller undertakes to make, the execution, delivery and performance by Seller of the Agreements and the consummation by it of the transactions contemplated thereby, including, without limitation, the issuance, sale and delivery of the shares of Common Stock, do not require the consent, waiver, approval, license or authorization of or filing of any notice or report with abreach of or the acceleration of any obligation under, or constitute a default under, any provision of Seller's Certificate of Incorporation or By-laws or any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, law, ordinance or regulation to which any property of Seller is subject or by which Seller is bound or result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or give to any other person any interest or right in or with respect to, any of the properties, assets, business, agreements or contracts of Seller.

     2.5 COMPLIANCE WITH LAW. To the best of its knowledge, Seller is in compliance with the governmental laws, ordinances, codes, orders, rules, regulations and requirements applicable to its business and conditions of employment, except where noncompliance could not reasonably be expected to have a material adverse effect on the business, assets, properties or financial condition of Seller. Seller has obtained all permits, licenses, variances, exemptions, orders, contracts and approvals from Federal, state, local and foreign governmental and regulatory bodies which are material, singularly or in the aggregate, to the operation of its business (collectively, the "Permits" and each individually, a "Permit"). Seller is in compliance with the material terms of each Permit and with all requirements, standards and procedures of the federal, state, local and foreign governmental or regulatory bodies which issued the Permits or any of them and there does not exist under any of the Permits any default or event of default or event which with notice or lapse of time or both would constitute an event of default by Seller.

     2.6 MEMORANDUM AND SEC FILINGS. Seller previously has delivered to Buyer a copy of its Private Placement Memorandum dated October 20, 1997 (the "Memorandum"). The Memorandum contains information concerning the Offering and a copy of Seller's Annual Report on Form 10-K for its fiscal year ended June 30, 1997 and amendment to such report Form 10-K/A-1 (the "SEC Report") filed by Seller with the Securities and Exchange Commission (the "SEC"). Since January 1, 1995, Seller has made all filings required to be made by it under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the securities laws of any state, and any rules and regulations promulgated thereunder. The audited consolidated financial statements of Seller included in the SEC Report have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto) and fairly present the financial position of Seller as at the dates thereof and the results of its operations and changes in cash flows for the periods then ended. The information contained in the Memorandum and the SEC Report is or was accurate and complete as of the date given. Neither the Agreements, the Memorandum nor the SEC Report, taken as a whole, contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     2.7 NASDAQ COMPLIANCE. Seller has taken all necessary actions to ensure its continued inclusion in, and the continued eligibility of the Common Stock for trading on, The Nasdaq Stock Market ("NASDAQ") under all currently effective and currently proposed inclusion requirements.

     2.8 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the SEC Report and on SCHEDULE 2.2 hereto, since June 30, 1997, Seller has not:

     (a) incurred any obligation or liability, whether fixed or contingent (including, without limitation, any liability as a guarantor or otherwise with respect to the liabilities of others), except those incurred in the ordinary course of business, none of which is materially adverse, and except in connection with the Agreements and the transactions contemplated thereby:

     (b) discharged or satisfied any lien or encumbrance or paid any obligation or liability (fixed or contingent), other than in the ordinary course of business;

     (c) mortgaged, pledged or subjected to lien, charge, security interest or to any other encumbrance any of its assets or properties, other than in the ordinary course of business;

     (d) transferred, leased or otherwise disposed of any of its assets or properties except for a fair consideration in the ordinary course of business or acquired any assets or properties, other than in the ordinary course of business;

     (e) canceled or compromised any debt or claim, other than in the ordinary course of business;

     (f) waived or released any rights of material value, other than in the ordinary course of business;

     (g) suffered any casualty loss or damage (whether or not such loss or damage shall have been covered by insurance) which materially and adversely affects the ability of Seller to conduct its business as it is presently conducted;

     (h) declared any dividend or made any payment or distribution in respect of its Common Stock;

     (i) been the subject of any regulatory action, citation or comparable action or entered into any consent order with government agencies with regard to its operations or products;

     (j)  implemented   any   material  change  in  accounting  principles,
practices or methods; or

     (k) experienced a material adverse change in its financial condition or results of operation.

     2.9 PRIVATE OFFERING. Subject to the accuracy of the representations of Buyer in Section 3 hereof and the similar representations of the Other Buyers in the Agreements, the offer, sale and issuance of the Shares of Common Stock constitute transactions exempt from the registration requirements of Section 5 of the 1933 Act and neither Seller nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemption.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF BUYER.

     Buyer understands that the issuance and sale of the Shares of Common Stock have not been registered under the 1933 Act, on the grounds that the issuance and sale of such securities to the Buyer is exempt pursuant to
Section 4(2) of the 1933 Act and/or Regulation D promulgated under the 1933 Act, and that the reliance of Seller on such exemptions is predicated in part on the Buyer's representations, warranties, covenants and acknowledgments set forth in this Section 3.

     3.1 AUTHORIZATION. If Buyer is a corporation, it represents and warrants to Seller that it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; that it was not organized for the specific purpose of purchasing the Shares of Common Stock to be purchased by it hereunder; that it has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of such Buyer, which authorization remains in full force and effect and has not been modified or amended by any subsequent action of such Board of Directors, and no other corporate actions or proceedings on the part of such Buyer are necessaryemplated hereby will not violate any of the provisions of such Buyer's Certificate of Incorporation or By-Laws. Buyer represents and warrants to the Seller that this Agreement constitutes the valid and binding obligation of such Buyer, enforceable in accordance with its respective terms except to the extent that enforceability may be limited by equity, bankruptcy, insolvency and other laws of general application affecting the rights and remedies of creditors.

     3.2 NO VIOLATION. Buyer represents and warrants to Seller that the execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby do not require the consent, waiver, approval, license or authorization of or filing of any notice or report with any person or public authority, and will not violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, law, ordinance or regulation to which any of its property is subject or by which it is bound or result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or give to any other person any interest or right in or with respect to, any of its properties, assets, business, agreements or contracts.

     3.3  PURCHASE  WITHOUT  VIEW  TO  DISTRIBUTE.   Buyer  represents  and
warrants to Seller that the Shares of Common Stock being purchased by it are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution within the meaning of the 1933 Act and the rules and regulations thereunder.

     3.4 RESTRICTIONS ON TRANSFER.

     (a) Buyer (i) acknowledges that the Securities are not registered under the 1933 Act and that the Securities must be held indefinitely by it unless they are subsequently registered under the 1933 Act or an exemption from registration is available, (ii) is aware that any routine sales of ths and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, (iii) is aware that Rule 144 is not presently available for use by Buyer for resale of any such Securities and that there can be no assurance that Rule 144 will be available at any time in the future, (iv) is aware that, except as provided in Section 5 hereof, Seller is not obligated to register under the 1933 Act any sale, transfer or other disposition of the Securities, (v) is aware that Seller shall not be required to register the transfer of the Securities on the books of Seller unless Seller shall have been provided with an opinion of counsel satisfactory to it prior to such transfer to the effect that registration under the 1933 Act or any applicable state securities law is not required in connection with the transaction resulting in such transfer, and (vi) is aware that the Securities, and each certificate representing the Securities and any shares of Common Stock or other securities issued in respect of such Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by paragraph (b) of this Section 3.4) be stamped or otherwise imprinted with the following legend:

     "THE SECURITIES REPRESENTED  BY  THIS CERTIFICATE MAY NOT BE SOLD
     OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNDER APPLICABLE STATE SECURITIES LAWS."

     (b) The restrictions on the transferability of the Securities shall cease and terminate when such Securities shall have been registered under the 1933 Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such Securities, or when such Securities are transferable in accordance with the provisions of Rule 144(k) promulgated under the 1933 Act. Whenever the restrictions on transfer shall terminate as hereinabove provided with respect to any of the Securities, the holder of any such Securities bearing the legend set forth in paragraph (a) of this Section 3.4 as to which such conditions shall have terminated shall be entitled to receive from Seller, without expense
(except for the payment of any applicable transfer tax) and as expeditiously as possible, new stock certificates not bearing such legend.

     3.5 ACCESS TO INFORMATION. Each Buyer acknowledges that it has been provided with a copy of the Memorandum (including the SEC Reports) and has carefully reviewed the same. Buyer further acknowledges that Seller has made available to it the opportunity to ask questions of and receive answers from Seller's officers and directors concerning the terms and conditions of the Offering and the business and financial condition of the Seller, and to acquire, and each Buyer has received to its satisfaction, such information about the business and financial condition of Seller and the terms and conditions of the offering as it has requested.

     3.6 NO OTHER REPRESENTATIONS. No oral or written representations have been made to Buyer in connection with Buyer's acquisition of the Shares of Common Stock which were in any way inconsistent with the information reviewed by Buyer. Buyer acknowledges that no representations or warranties of any type or description have been made to it by any person with regard to Seller, its business, propertipresentations and warranties set forth in Section 2 hereof.

     3.7 INDEPENDENT DECISION. Buyer is not relying on Seller or on any legal or other opinion in the materials reviewed by Buyer with respect to the financial or tax considerations of Buyer relating to its investment in the Shares of Common Stock. Buyer has relied solely on the representations, warranties, covenants and agreements of Seller in this Agreement and on its examination and independent investigation in making its decision to acquire the Shares of Common Stock.

     3.8 ADDITIONAL REPRESENTATIONS OF BUYER. Buyer represents that (i) it is an "accredited investor" as such term is defined in Rule 501 promulgated under the 1933 Act (a copy of which is attached hereto as Exhibit B), (ii) its financial situation is such that it can afford to bear the economic risk of holding the Securities for an indefinite period of time and suffer complete loss of its investment in the Securities, (iii) it has the funds necessary to purchase the Shares of Common Stock immediately available to it and (iv) its knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of its purchase of the Shares of Common Stock as contemplated by this Agreement.

SECTION 4. COVENANTS OF SELLER.

     4.1 CONSUMMATION OF AGREEMENTS. Seller shall perform and fulfill all conditions and obligations on its part to be performed and fulfilled under the Agreements, to the end that the transactions contemplated by the Agreements shall be carried out. To this end, Seller will obtain all necessary authorizations or approvals of its Board of Directors to the execution and performance of the Agreements, which shall include as integral parts thereof the issuance to Buyer of the Securities upon the terms and conditions set forth in the Agreements.

     4.2 COMPLIANCE WITH REGULATION D. Seller agrees to file a Form D with the SEC within fifteen days of the date of the Closing and to file, on a timely basis, any amendments or supplements to such Form D as may be required under Regulation D promulgated under the 1933 Act. Seller also agrees to comply with the filing requirements of state securities laws applicable to the sale of the Shares of Common Stock hereunder.


SECTION 5. REGISTRATION.

     5.1 DEFINITIONS.  As used herein:

     (a) The terms "register," "registered" and "registration" refers to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act and the declaration or ordering of the effectiveness of such registration statement.

     (a) For the purposes hereof, the term "Registrable Securities" means the shares of Common Stock and any stock issued in respect of the shares of Common Stock as a result of a stock split, stock dividend, recapitalization or combination.

     (a) The terms "Holder" or "Holders" mean any person or persons to whom Registrable Securities were originally issued or qualifying transferees under Section 5.6 hereof who hold Registrable Securities.

     5.2 FILING OF REGISTRATION STATEMENT. Within 45 days after the Closing Date, the Seller will prepare and file a Registration Statement on Form S-3 (the "Registration Statement") with the SEC in order to register the sale of the Registrable Securities by Buyers from time to time through underwriters, agents or otherwise, in negotiated or market transaction or through NASDAQ or the facilities of any national securities exchange on which the Common Stock is then traded or in privately negotiated transactions. Seller will use its best efforts to obtain a declaration of effectiveness of such Registration Statement before the expiration of 120 days from the Closing Date and take all actions incidental thereto (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be necessary to permit or facilitate the public sale and distribution of the Registrable Securities by the Holders.

     5.3 EXPENSES OF REGISTRATION. All expenses incurred in connection with any registration pursuant to this Section 5, including without limitation, all registration, filing and qualification fees (including those attributable to the Registrable Securities), printing expenses, fees and disbursements of counsel for Seller and expenses of any comfort letters or special audits of Seller's financial statements incidental to or required by such registration shall be borne by Seller (excluding underwriting discounts and selling commissions payable with respect to the sale of Registrable Securities and fees of the Holders' counsel).

     5.4  REGISTRATION PROCEDURES.   In  the  case  of  each  registration,
qualification or compliance effected by the Seller pursuant to this Section 5, Seller will, at its expense:

     (a) keep such registration statement effective and file any necessary post-effective amendments and use its best efforts to maintain the effectiveness thereof until the earlier of (i) such time as Seller reasonable determines, based upon an opinion of counsel, that the Holders will be eligible to sell all of the Registrable Securities then owned by the Holders without registration in the open market in compliance with the 1933 Act and without regard to volume restrictions or (ii) for a period of 36 months from the date of effectiveness of the Registration Statement.

     (b) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such registration, qualification or compliance effective and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered thereby during the applicable period;

     (c)  update,   correct,   amend   and  supplement  such  registration,
qualification or compliance as necessary;

     (d) furnish such number of preliminary and final prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

     (e) register or qualify such Registrable Securities for offer and sale under the Blue Sky or securities laws of such jurisdictions as any Holder may reasonable designate to enable it to consummate the disposition of the Registrable Securities in such jurisdiction, except that Seller shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any State;

     (f) file all reports required to be filed by it under the 1933 Act or the 1934 Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable each such Buyer to sell the Registrable Securities without registration under the 1933 Act pursuant to
(i) Rule 144 adopted by the SEC under the 1933 Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC;

     (g) take all action necessary to render the Registrable Securities eligible for inclusion on NASDAQ for trading thereon; and

     (h) upon the sale of any Registrable Securities pursuant to such Registration Statement remove all restrictive legends from all certificates or other instruments evidencing the Registrable Securities.

     5.5 FURTHER INFORMATION. If Registrable Securities owned by a Holder are included in the Registration Statement, such Holder shall furnish to Seller such information regarding itself as Seller may reasonable request and as shall be required in connection with any registration, qualification or compliance referred to in this Section 5.


SECTION 6. INDEMNIFICATION.

     6.1 INDEMNIFICATION OF BUYER. Seller agrees to indemnify and hold harmless, to the extent permitted by law, Buyer against any and all losses, claims, damages, liabilities and expenses caused by (i) any breach of the representations, warranties, covenants and agreements of Seller contained in the Agreements; or (ii) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus filed pursuant to Section 5 hereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Seller by Buyer expressly for use in such registration statement or prospectus.

     6.2 INDEMNIFICATION OF SELLER. Buyer agrees to furnish to Seller in writing such information and affidavits as Seller reasonably requests for use in connection with any registration statement or prospectus and agrees to indemnify and hold harmless, to the extent permitted by law, Seller, its directors and officers and each person who controls Seller (within the meaning of the 1933 Act) against any and all losses, claims, damages, liabilities and expenses caused by (i) any breach of the representations, warranties, covenants, and agreements of Buyer contained in this Agreement; or (ii) any untrue or alleged untrue statement of material fact or any omission of a material fact required to be stated in any registration statement, prospectus or preliminary prospectus filed pursuant to Section 5 hereof or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission is contained or omitted in any information or affidavit so furnished in writing by such Buyer, and in no event will Buyer be obligated to indemnify Sels of the proceeds to be derived from the sale of Securities in the offering giving rise to a claim for indemnification.

     6.3 DEFENSE OF ACTION. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is not assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

SECTION 7.  CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS.

     7.1 CONDITIONS. The obligations of Buyer to consummate the Agreements and the transactions contemplated hereby are subject to the satisfaction of the following conditions on or prior to the Closing Date except to the extent that any such condition can be and is waived by Buyer:

     (a) REPRESENTATIONS; WARRANTIES; COVENANTS. Each of the representations and warranties of Seller contained in Section 2 hereof shall be true and correct in all material respects as though made at the time of and as of the Closing Date; Seller shall, at or before the Closing Date, have performed all of its obligations hereunder which by the terms hereof are to be performed on or before the Closing Date, and Seller shall have delivered to Buyer a Certificate of its President or Vice President dated as of the Closing Date to the foregoing effect.

     (b) OPINION OF COUNSEL. At each Closing, Seller's General Counsel shall have issued to Buyer an opinion of counsel as to this transaction's compliance with or exemption from federal and applicable state securities laws and as to such other matters as are customarily included in opinions relating to transactions of this kind in form reasonably satisfactory to Buyer.

SECTION 8.  CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS.

     8.1 CONDITIONS. The obligations of Seller to consummate the Agreements and the transactions contemplated hereby are subject to the satisfaction of the following conditions on or prior to the Closing Date except to the extent that any such condition can be and is waived by
Seller:

     (a) REPRESENTATIONS; WARRANTIES; COVENANTS. Each of the representations and warranties of Buyer contained in Section 3 hereof shall be true and correct in all material respects as though made at the time of and as of the Closing; Buyer shall, at or before the Closing, have performed all of its obligations hereunder which by the terms hereof are to be performed on or before the Closing. Unless Seller receives written notification to the contrary at the Closing, Seller shall be entitled to assume the preceding is accurate at the Closing.

     (b) MINIMUM SALES OF SHARES OF COMMON STOCK. Seller shall have received subscriptions for a minimum of $5,005,000 worth of shares of Common Stock from the Buyers and the Aggregate Purchase Price for the shares of Common Stock sold by Seller shall have been received by Seller as of the Closing Date.

SECTION 9.  MISCELLANEOUS.

     9.1 LAW GOVERNING. This Agreement shall be construed under and governed by the laws of the State of California applicable to contracts made and to be fully performed therein.

     9.2 BROKER OR FINDER. Buyer represents and warrants that no broker or finder has acted for such party in connection with this Agreement or the transactions contemplated by this Agreement and that no broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by Buyer.

     9.3 NOTICES. All notices, requests, demands or other communications hereunder shall be deemed to have been duly given if delivered or mailed by certified or registered mail if to Seller at 3146 Gold Camp Drive, Rancho Cordova, California 95670, Attn: Chief Executive Officer, and if to the Buyer at the address set forth on the signature page hereto, or to such other address of which either party may notify the other party.
     9.4 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Notwithstanding any investigation made by any party to this Agreement, all representations, warranties, covenants and obligations made by Seller and Buyer herein shall survive the execution of this Agreement and the sale and delivery of the Shares of Common Stock.

     9.5 ENTIRE AGREEMENT. This Agreement, including the exhibits and schedules referred to herein, is complete and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof, and all inducements to the making of this Agreement relied upon by either party hereto, have been expressed herein or in such exhibits and schedules.

     9.6 ASSIGNABILITY. This Agreement may not be assigned by either Buyer or Seller without the prior written consent of the other party. This Agreement shall be enforceable by and shall inure to the benefit of and be binding upon the parties hereto and their successors and no others.

     9.7   FEES  AND  EXPENSES.   Each  of the parties will  bear  its  own
expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

     9.8 PUBLICITY AND DISCLOSURE. Except as may be required by federal securities laws, no press release or public disclosure, either written or oral, of the transactions contemplated by this Agreement, shall be made by Buyer hereto without the prior approval of Seller.

     9.9 COUNTERPARTS. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     9.10 AMENDMENTS AND WAIVERS. Except as otherwise provided herein, any provision in any of the Agreements may be amended or waived only if Seller shall obtain the written consent of the holders of a majority in inteto be executed as of the date set forth above.

THERMOGENESIS CORP.



By:____________________________
     Philip H. Coelho, President & CEO







     _____________________________
     PRINT NAME OF BUYER


     _____________________________
     SIGNATURE OF BUYER

     _____________________________

     _____________________________
     [Principal Address of Buyer]

     _________________________
     [Tax Identification Number]


     Number of Shares of Common Stock
     to be Purchased:

     Price per share: $3.50

     Aggregate Purchase
     Price:

ADDENDUM TO STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT made as of October __, 1997 by and between THERMOGENESIS CORP., a Delaware corporation ("Seller") and the undersigned investor ("Buyer"), is amended as follows. All capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the STOCK PURCHASE AGREEMENT.

The recital on page one of the STOCK PURCHASE AGREEMENT is amended to read as follows:

     WHEREAS, Seller is offering (the "Offering") a minimum of $4,000,000 and up to a maximum of $7,110,000 of the Seller's common stock, par value $.001 (individually "Common Stock") at a purchase price equal to $2.50 (the "Purchase Price") per share, and a ten percent Common Stock purchase warrant to Buyer and other investors in accordance with the terms and subject to the conditions of this Agreement;


1. Section 1.1 of the STOCK PURCHASE AGREEMENT is amended to read as follows in its entirety:

     1.1. PURCHASE AND SALE OF SECURITIES. In reliance upon the representations and warranties made herein and subject to the terms and conditions hereof, Buyer intending to be legally bound hereby agrees to purchase from Seller and Seller agrees to issue and sell to Buyer on the Closing Date the number of shares of Common Stock, and a three year warrant representing the right to purchase a number of shares equal to ten percent (10%) of the number of Shares of Common Stock purchased by such Buyer in the Offering (collectively referred to herein as the "Common Stock") set forth beneath Buyer's name on the signature page, at the Purchase Price per share of Common Stock. The three year warrant will be exercisable at $3.00 per share, but may not be exercised until such time as the shares of Common Stock underlying the warrant are registered with the SEC, as provided in Section 5.2. A copy of the Form of warrant is attached as Exhibit A to the STOCK PURCHASE AGREEMENT.

     Seller proposes to enter into this same form of purchase agreement with certain other investors (the "Other Buyers") and expects to complete sales of the shares of Common Stock to them. The Buyer and the Other Buyers are hereinafter sometimes referred to as the "Buyers." and this Agreement and the agreements executed by the Other Buyers are hereinafter sometimes referred to as the "Agreements." The shares of Common Stock, the three year warrant and the shares of Common Stock underlying the warrant are hereinafter sometimes referred to as the "Securities."


     To the extent consistent with the Seller's obligation to deliver a three year warrant, as described in this Section 1.1., the remaining terms and provisions of the STOCK PURCHASE AGREEMENT are also amended, as appropriate, to include the warrant and the shares of common stock underlying the warrant as part of the definition of "Common Stock".


2. Section 1.3 of the STOCK PURCHASE AGREEMENT is amended to read as follows in its entirety:

     1.3. TIME AND PLACE CLOSING. The Securities will be sold in one or more closings at such place, date and time as may be fixed by mutual agreement of Gruntal & Co., L.L.C., the placement agent for the shares of Common Stock, and Seller (each such date referred to herein as the "Closing Date"). The initial Closing Date shall be after the date on which Seller receives subscriptions in the minimum amount of $4,000,000 at the offices of Gruntal & Co., L.L.C., 717 Fifth Avenue, New York, New York 10022, or at such other place, date or time as may be fixed by mutual agreement by Buyer and Seller; provided, however, that the final Closing shall be no later than December 22, 1997.

3. Section 8.1(b) of the STOCK PURCHASE AGREEMENT is amended to read as follows in its entirety:

     8.1. CONDITIONS. The obligations of Seller to consummate the Agreements and the transactions contemplated hereby are subject to the satisfaction of the following conditions on or prior to the Closing Date except to the extent that any such condition can be and is waived by Seller:
                               * * *
     (b) MINIMUM SALES OF SHARES OF COMMON STOCK. Seller shall have received subscriptions for a minimum of $4,000,000 worth of shares of Common Stock from the Buyers and the Aggregate Purchase Price for the shares of Common Stock sold by Seller shall have been received by Seller as of the Closing Date.

4. Section 5.2 of the STOCK PURCHASE AGREEMENT is amended to read as follows in its entirety:

     5.2. FILING OF REGISTRATION STATEMENT. Within 45 days after the Closing Date, the Seller will prepare and file a Registration Statement on Form S-3 (the "Registration Statement") with the SEC in order to register the sale of the Registrable Securities by Buyers from time to time through underwriters, agents or otherwise, in negotiated or market transaction or through NASDAQ or the facilities of any national securities exchange on which the Common Stock is then traded or in privately negotiated transactions. Seller will use its best efforts to obtain a declaration of effectiveness of such Registration Statement before the expiration of 120 days from the Closing Date and take all actions incidental thereto (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be necessary to permit or facilitate the public sale and distribution of the Registrable Securities by the Holders. If Seller does not cause the Registration Statement to be filed with the SEC within the 45 day period provided, then Seller shall cause to be issued to each Buyer a five year warrant representing the right to acquire an additional amount of Common Stock equal to five percent (5%) of the number of shares of common stock purchased by such Buyer hereunder. The warrant shall be exercisable at a price of $2.50 per share upon registration of the shares underlying the warrant with the SEC.


5. Except as provided herein, all other terms, covenants, representations and warranties in the STOCK PURCHASE AGREEMENT shall remain in full force and effect, and are not changed by this Addendum.